Fees Summary	Oct. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	104.40
Total Offset Amount	0.00
Net Fee	$ 104.40